UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 7, 2011

DIRECTV HOLDINGS LLC
DIRECTV FINANCING CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106529	DIRECTV Holdings LLC - 25-1902628 DIRECTV Financing Co., Inc. — 59-3772785
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On March 7, 2011, DIRECTV Holdings LLC (“ Holdings”) and DIRECTV Financing Co., Inc. (“Finance Co” and collectively with Holdings, the “Issuers”), which are indirect, wholly-owned subsidiaries of DIRECTV, entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated as representatives of the several underwriters signatory thereto (collectively, the “ Underwriters”). Pursuant to the Underwriting Agreement, the Issuers agreed to issue and sell, and the Underwriters agreed to purchase for resale to the public, $1,500,000,000 aggregate principal amount of the Issuers’ 3.500% senior notes due 2016 (the “2016 Notes”), $1,500,000,000 aggregate principal amount of the Issuers’ 5.000% senior notes due 2021 (the “2021 Notes”), and $1,000,000,000 aggregate principal amount of the Issuers’ 6.375% senior notes due 2041 (the “2041 Notes” and, together with the 2016 Notes and the 2021 Notes, the “Notes”).

On March 10, 2011, the Issuers, completed their public offering of  the Notes.  The Notes are governed by an Indenture, dated as of August 17, 2010 (the “Base Indenture”), as supplemented by a Second Supplemental Indenture, dated as of March 10, 2011 (the “Second Supplemental Indenture”), each between the Issuers, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (as so supplemented, the “Indenture”).

The Notes are unsecured senior obligations of the Issuers and rank equally in right of payment with all of the Issuers’ existing and future senior debt and rank senior in right of payment to all of the issuers’ future subordinated debt, if any.  The Notes are guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by all of Holdings’ material existing domestic subsidiaries and by certain of its future domestic subsidiaries on a joint and several basis (the “Guarantors”).  Neither the parent company of the Issuers, The DIRECTV Group, Inc., nor its parent company, DIRECTV, nor their respective subsidiaries, other than Holdings and certain of its subsidiaries and Finance Co., are obligors or guarantors of the Notes.  Interest accrues on the Notes from March 10, 2011 and interest will be paid semiannually in cash in arrears on March 1 and September 1 of each year commencing on September 1, 2011.

Among other things, the Indenture provides that the Notes are redeemable in whole or in part at the option of the Issuers at a redemption price equal to the greater of the principal amount of the Notes and a “make whole” price equal to sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on a semi-annual basis using a discount rate equal to: (i) the Treasury Rate plus 20 basis points in the case of the 2016 Notes, (ii) the Treasury Rate plus 25 basis points in the case of the 2021 Notes and (iii) the Treasury Rate plus 30 basis points in the case of the 2041 Notes, in each case plus accrued and unpaid interest to the date of redemption.

The net proceeds from this offering were approximately $3.97 billion.  The Issuers intend to use the net proceeds from this offering for general corporate purposes, which may include a distribution to Issuers’ parent which it may use to fund its share repurchase plan or for other corporate purposes.

The Notes were offered and sold by the Issuers pursuant to a registration statement on Form S-3 (File No. 333-172641)  (the “Registration Statement”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.  The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 hereto and to the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.2 hereto.  Each of the foregoing documents is incorporated by reference herein.

In connection with the offering of the Notes, the Issuers are filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes.  Such opinion is incorporated by reference into the Registration Statement.

ITEM 9.01          Financial Statements and Exhibits

(d)           Exhibits.

*1.1         Underwriting Agreement, dated as of March 7, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters signatory thereto.

**4.1      Indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV Holdings LLC filed on August 23, 2010 (SEC File No. 333-106529)).

*4.2         Second Supplemental Indenture, dated as of March 10, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

*4.3         Form of 3.500% Notes due 2016 (included in Exhibit 4.2)

*4.4         Form of 5.000%  Notes due 2021 (included in Exhibit 4.2)

*4.5         Form of 6.375% Notes due 2041 (included in Exhibit 4.2)

*5.1         Opinion of Weil, Gotshal & Manges LLP.

* Filed herewith

** Incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC
(Registrant)

Date: March 10, 2011	By:	/s/Keith U. Landenberger
	Name:	Keith U. Landenberger
	Title:	Senior Vice President

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV FINANCING CO., INC.
(Registrant)

Date: March 10, 2011	By:	/s/ Keith U. Landenberger
	Name:	Keith U. Landenberger
	Title:	Senior Vice President

EXHIBIT INDEX

*1.1         Underwriting Agreement, dated as of March 7, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters signatory thereto.

**4.1      Indenture, dated as of August 17, 2010, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 of the Form 8-K of DIRECTV Holdings LLC filed on August 23, 2010 (SEC File No. 333-106529)).

*4.2         Second Supplemental Indenture, dated as of March 10, 2011, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the Guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

*4.3         Form of 3.500% Notes due 2016 (included in Exhibit 4.2)

*4.4         Form of 5.000%  Notes due 2021 (included in Exhibit 4.2)

*4.5         Form of 6.375% Notes due 2041 (included in Exhibit 4.2)

*5.1         Opinion of Weil, Gotshal & Manges LLP.

* Filed herewith

** Incorporated by reference.